Long Blockchain Corp. Enters into Letter-of-Intent with Stater Blockchain, UK-Based Business that is Building Blockchain Solutions for the Global Financial Markets

About Stater Blockchain:

- Operates Stater Global Markets, an FCA-Regulated Prime-of-Prime Brokerage in the UK -

- Investing in Blockchain Technology and Digital Cryptocurrency Solutions -

Farmingdale, NY (January 16, 2018) — Long Blockchain Corp. (NasdaqCM: LBCC) (the “Company”) today announced that it has entered into a letter-of-intent with Stater Blockchain Limited (“Stater”), a technology company focused on developing and deploying globally scalable blockchain technology solutions in the financial markets. Stater’s wholly-owned subsidiary, Stater Global Markets, is a Financial Conduct Authority (FCA) regulated brokerage that facilitates market access across multiple instruments including spot FX, digital currency futures and contracts for difference (CFDs).

The letter-of-intent contemplates an all-stock transaction pursuant to which the Company would form a wholly-owned subsidiary which would merge with and into Stater with Stater surviving as a wholly-owned subsidiary of the Company. It is anticipated that the Company would remain listed on the Nasdaq Capital Markets following the closing of the transaction.

If the Company is able to reach an agreement with Stater and the transaction is consummated, it is expected to complement its recently announced agreement to acquire 1,000 Antminer S9 mining rigs and 1,000 APW3++ PSUs.

Philip Thomas, Chief Executive Officer of Long Blockchain, commented, “We are excited to announce this potential milestone event for the Company. Stater has been making investments to build its cryptocurrency platform and blockchain solutions, and we look forward to combining our efforts in this transformational partnership. Our ultimate goal is to build a portfolio of investments that touch multiple points in the blockchain ecosystem and this transaction would be an important step in that direction.”

Ramy Soliman, Chief Executive Officer of Stater Blockchain, added, “This merger would truly be a transformational moment for our business. Stater Blockchain brings a number of different assets to the table and our collective business will be unique in the investor space. It gives a holistic value add for shareholders through accretive blockchain expertise and plans, as well as a regulated institutional brokerage through Stater Global Markets. This combination of fintech and brokerage is a really powerful value proposition and we look forward to working with Philip and his team to achieve a leading position in a dynamic new world.”

Terms of the letter-of-intent between the Company and Stater have not been made public at this time. Completion of the transaction is subject to the negotiation of a definitive merger agreement between the parties (the “Merger Agreement”), satisfaction of the conditions negotiated therein and approval of the transaction by the Company’s stockholders. Accordingly, there can be no assurance that a Merger Agreement will be entered into or that the proposed merger with Stater will be consummated.

Assuming the Company and Stater enter into the Merger Agreement, the parties will look to seek stockholder approval from the Company’s stockholders in the second quarter of 2018, subject to SEC review of the proxy statement to be filed by the parties for the proposed transaction, and will look to close the transaction shortly thereafter.

About Long Blockchain Corp.

Long Blockchain Corp. (formerly Long Island Iced Tea Corp.) is focused on developing and investing in globally scalable blockchain technology solutions. It is dedicated to becoming a significant participant in the evolution of blockchain technology that creates long term value for its shareholders and the global community by investing in and developing businesses that are “on-chain”. Blockchain technology is fundamentally changing the way people and businesses transact, and the Company will strive to be at the forefront of this dynamic industry, actively pursuing opportunities. Its wholly-owned subsidiary Long Island Brand Beverages, LLC operates in the non-alcohol ready-to-drink segment of the beverage industry under its flagship brand ‘The Original Long Island Brand Iced Tea®’.

About Stater Blockchain Limited

Stater Blockchain aims to be the global market leader in blockchain technology solutions for the financial markets. The organization focuses on developing and deploying innovative and scalable distributed ledger technology solutions for the financial services sector. Stater Blockchain owns Stater Global Markets, a UK-based FCA regulated prime-of-prime brokerage, which facilitates market access across multiple instruments including spot FX, digital currency futures and contracts for difference. For further information, please visit www.staterblockchain.com.

Forward Looking Statements

This press release includes statements of the Company’s expectations, intentions, plans and beliefs that constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to the discussion of the Company’s business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These also include statements relating to the possibility that the Company and Stater are able to execute the Merger Agreement when expected or at all; the structure, timing and completion of the proposed transaction between the Company and Stater; and the anticipated benefits of the proposed transaction between the Company and Stater. These statements include any statement that does not directly relate to a historical or current fact. You can also identify these and other forward-looking statements by the use of such words as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “potential” and other similar terms and phrases, including references to assumptions. These forward looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to uncertainties, risks and factors relating to its operations and business environments, all of which are difficult to predict and many of which are beyond its control, that could cause its actual results to differ materially from those matters expressed or implied by these forward looking statements. These risks include the Company’s history of losses and expectation of further losses, its ability to expand its operations into blockchain technologies, its ability to develop or acquire new brands, the success of its marketing activities, the effect of competition in its industry and economic and political conditions generally, including the current economic environment and markets. More information about these and other factors are described in the reports the Company files with the Securities and Exchange Commission, including but not limited to the discussions contained under the caption “Risk Factors.” When considering these forward looking statements, you should keep in mind the cautionary statements in this press release and the reports the Company files with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and the Company cannot predict those events or how they may affect it. The Company assumes no obligation to update any forward looking statements after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.

Contacts:

For Investors

Philip Thomas

Long Blockchain Corp.

1-855-452-LBCC